UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2023

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code
(980) 299-5700
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange

Section 2 - Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On November 1, 2023, Albemarle Corporation (the “Company”) issued a press release reporting its results for the third quarter ended September 30, 2023. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on November 2, 2023, the Company will hold a teleconference for analysts and media to discuss results for the third quarter ended September 30, 2023. The teleconference will be webcast on the Company’s website at www.albemarle.com.
The press release includes presentations of adjusted net income attributable to Albemarle Corporation, adjusted diluted earnings per share, adjusted effective income tax rates, EBITDA, adjusted EBITDA, EBITDA margin and adjusted EBITDA margin. These are financial measures that are not required by, nor presented in accordance with, accounting principles generally accepted in the United States (“GAAP”), but are included to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance.
Our presentations of adjusted net income attributable to Albemarle Corporation, adjusted diluted earnings per share, EBITDA margin, adjusted EBITDA margin, EBITDA, adjusted EBITDA, adjusted effective income tax rates or other comparable measures should not be considered as alternatives to Net income attributable to Albemarle Corporation (“earnings”), diluted earnings per share and effective income tax rates as determined in accordance with GAAP. Further, EBITDA margin and adjusted EBITDA margin should not be considered as alternatives to earnings as a percentage of our consolidated net sales as would be determined in accordance with GAAP. The Company has included in the press release certain reconciliation information for these measures to their most directly comparable financial measures calculated and reported in accordance with GAAP.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release, dated November 1, 2023 issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2023

ALBEMARLE CORPORATION

By:	/s/ Kristin M. Coleman
Kristin M. Coleman
Executive Vice President, General Counsel and Corporate Secretary